                            REGISTRATION RIGHTS AGREEMENT


       REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of March 7, 2000, by and among ASPEON, INC., a Delaware corporation (the "COMPANY"), ASPEON SOLUTIONS, INC., a Delaware corporation ("ASP"), and MARSHALL CAPITAL MANAGEMENT, INC. ("Purchaser").

       The Company has agreed, on the terms and subject to the conditions set forth in the Securities Purchase Agreement of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), to issue and sell to Purchaser (i) shares (the "COMPANY PREFERRED SHARES") of the Company's Series A Convertible Exchangeable Preferred Stock, $.01 par value (the "COMPANY PREFERRED STOCK") and (ii) warrants (the "COMPANY WARRANTS") entitling the holder thereof to purchase shares (the "COMPANY WARRANT SHARES") of the Company's common stock, $.01 par value (the "COMPANY COMMON STOCK")ASP has agreed to issue and sell, on the terms and subject to the conditions set forth in the Securities Purchase Agreement, warrants (the "ASP WARRANTS") entitling the holder thereof to purchase shares (the "ASP WARRANT SHARES") of the common stock, $.01 par value (the "ASP COMMON STOCK"), of ASP. The Company Preferred Shares are convertible pursuant to a certificate of designation (the "COMPANY CERTIFICATE OF DESIGNATION") into shares (the "COMPANY CONVERSION SHARES") of the Company Common Stock and, in certain circumstances, exchangeable for shares of the preferred stock of ASP (the "ASP PREFERRED SHARES"), which are convertible, pursuant to a certificate of designation (the "ASP CERTIFICATE OF DESIGNATION"), into shares of ASP Common Stock (the "ASP CONVERSION SHARES"). Dividends accruing on the Company Preferred Shares may be paid, in certain circumstances, in shares of Common Stock (the "DIVIDEND SHARES"). Dividends accruing on the ASP Preferred Shares may be paid, in certain circumstances, in shares of ASP Common Stock (the "ASP DIVIDEND SHARES"). The Company Preferred Shares and the ASP Preferred Shares are collectively referred to herein as the "PREFERRED SHARES." The Company Warrants and the ASP Warrants are collectively referred to herein as the "Warrants."

       In order to induce Purchaser to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and under applicable state securities laws. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement or the Certificate of Designation, as applicable.

       In consideration of Purchaser entering into the Securities Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

       1.     DEFINITIONS.

       For purposes of this Agreement, the following terms shall have the meanings specified:

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              (a)    "ASP REGISTRABLE SECURITIES" means the ASP Conversion
              Shares, the ASP Warrant Shares, the ASP Dividend Shares and any other shares of ASP Common Stock issuable pursuant to the terms of the ASP Certificate of Designation or the ASP Warrants, respectively, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the ASP Conversion Shares, the ASP Warrant Shares or the ASP Dividend Shares, or pursuant to the conversion of any security issued in exchange for the ASP Preferred Shares.

              (b) "BUSINESS DAY" and "CLOSING DATE" shall have the respective meanings specified in the Securities Purchase Agreement;



              (c) "EFFECTIVE DATE" means the date on which the Registration Statement is declared effective by the Securities and Exchange Commission (the "COMMISSION");

              (d) "FILING DEADLINE" means the thirtieth (30th) day following the Closing Date; PROVIDED, HOWEVER, that if such thirtieth day is not a Business Day, the Filing Deadline shall be the Business Day immediately following such thirtieth day;
              (e) "HOLDER" means any person owning or having the right to acquire, through conversion of the Preferred Shares or exercise of the Warrants, Registrable Securities, including initially Purchaser and thereafter any permitted assignee thereof;

              (f)    "INITIAL PUBLIC OFFERING" means the initial public offering
              of the ASP Common Stock.   The Initial Public Offering will be
              deemed to commence upon the effectiveness of the registration statement pursuant to which the Initial Public Offering will be conducted;

              (g) "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("RULE 415") or any successor rule providing for the offering of securities on a continuous or delayed basis ("REGISTRATION STATEMENT"), and the declaration or ordering of effectiveness of the Registration Statement by the Commission;

              (h) "REGISTRATION DEADLINE" means the ninetieth (90th) day following the earlier to occur of (i) the Filing Deadline and (ii) the date on which the Registration Statement is filed;

              (i) "COMPANY REGISTRABLE SECURITIES" means the Company Conversion Shares, the Company Warrant Shares, the Company Dividend Shares and any other shares of Common Stock issuable pursuant to the terms of the Company Certificate of Designation or the Company Warrants, respectively, and any shares of common stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Company Conversion Shares, the Company Warrant Shares or the Company Dividend
              Shares, or pursuant to the conversion of any security issued in exchange for the Company Preferred Shares; and

              (j) "REGISTRABLE SECURITIES" means the Company Registrable Securities and/or the ASP Registrable Securities, as the context requires; and

              (l) "REGISTRANT" means, with respect to a Registration Statement or Registrable Securities, the Company and/or ASP, as the context requires.

       2.     MANDATORY REGISTRATION.

              (A)    COMPANY REGISTRATION.

              (a) On or before the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement on Form S-3 as a "shelf" registration statement under Rule 415 covering the resale of the number of shares of Company Registrable Securities equal to the Reserved Amount (as defined in the Securities Purchase Agreement). The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required to effect conversion of the Preferred Shares and Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events.

              (b) The Company shall use its best efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than the Registration Deadline. The Company shall respond promptly to any and all comments made by the staff of the Commission on the Registration Statement (but in no event later than fifteen
(15) Business Days following the Company's receipt thereof), and shall submit to the Commission, within two (2) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement, as the case may be, a request for acceleration of the effectiveness of the Registration Statement to a time and date not later than forty eight (48) hours after the submission of such request. The Company shall maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the date on which all of the Company Registrable Securities have been sold pursuant to the Registration Statement and (ii) the date on which all of the remaining Company Registrable Securities (in the reasonable opinion of counsel to the Holders) may be immediately sold to the public without registration and without regard to the amount of Company Registrable Securities which may be sold by a Holder thereof at a given time (the period beginning on the Registration Deadline and ending on the earlier of such dates being referred to herein as the "REGISTRATION PERIOD").

              (c) If (A) the Registration Statement is not filed on or before the Filing Deadline or declared effective by the Commission on or before the one hundred and twentieth (120th) day following the earlier to occur of (i) the Filing Deadline and (ii) the date on which the Registration Statement is filed (such 120th day being referred to herein as the "REGISTRATION DEFAULT DATE"),
(B) after the Registration Statement has been declared effective by the Commission, sales of Company Registrable Securities cannot be made by a Holder under the Registration Statement (except during a Blackout

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Period (as defined below)) for any reason not within the exclusive control of such Holder (other than with respect to such Company Registrable Securities as are then freely saleable pursuant to Rule 144(k) under the Securities
Act), or (C) the Common Stock is not listed and freely tradeable on the Nasdaq National Market or the New York Stock Exchange (each of (A), (B) or
(C) being referred to herein as a "DEFAULT EVENT"), the Company shall pay to each Holder an amount equal to the lesser of (x) one and one half percent (1.5%) per thirty calendar day period (prorated for any period of less than thirty calendar days) and (y) the highest rate permitted by applicable law, TIMES the Stated Value of the Preferred Shares then held by such Holder, accruing daily and compounded monthly, from the date on which a Default Event occurs until the date on which such Default Event and any and all other Default Events have been cured and are no longer continuing. The amounts paid or payable by the Company hereunder shall be in addition to any other remedies available to each Holder at law or in equity or pursuant to the terms hereof or the Securities Purchase Agreement, or otherwise. Payments of such amounts pursuant hereto shall be made in immediately available funds within five (5) Business Days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, payments shall be made within five (5) days after the end of each thirty-day period.

              (d) In the event that (A) the Registration Statement is not declared effective by the Registration Default Date, (B) after the Registration Statement has been declared effective by the Commission, sales of Company Registrable Securities cannot be made by a Holder under the Registration Statement (except during a Blackout Period (as defined below) for any reason not within the exclusive control of such Holder (other than such Company Registrable Securities as are then freely saleable pursuant to Rule 144(k) under the Securities Act), (C) the Common Stock is not listed and freely tradeable on the Nasdaq National Market or the New York Stock Exchange, or (D) the Company breaches, in any material respect, any material covenant or other material term or condition of the applicable Certificate of Designation, the Securities Purchase Agreement, Registration Rights Agreement or the applicable Warrants or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby or thereby, and such breach continues for a period of ten (10) Business Days after written notice thereof to the Company from a Holder (each event described in clause (A), (B), (C) or (D) being hereinafter referred to as a "REPRICING EVENT"), in addition to the amounts which may be payable pursuant to paragraph 2(c) above (and any other remedies available to the Holders), the Conversion Price for any conversion of Preferred Shares occurring on a Conversion Date following the occurrence of such Repricing Event shall be deemed to be equal to the lesser of (i) the lowest Conversion Price (or if lower, Market Price) occurring during the period between the date on which a Repricing Event occurs and the date on which such Repricing Event and any and all other Repricing Events have been cured and are no longer continuing and (ii) the Conversion Price that would otherwise be in effect on such Conversion Date. If a Repricing Event occurs, the Share Limitation (as defined in the Certificate of Designation) shall be increased in proportion to the reduction in the Conversion Price effected thereby. The Company may suspend the use of the Registration Statement and refuse to permit the Holders to resell any Company Registrable Securities pursuant to the Registration Statement for a period not to exceed twenty (20) days in any twelve (12) month period (each, a "BLACKOUT PERIOD"); provided, however, that in order to exercise this right, the Company must notify each Holder in writing that there exists material, non-public information relating to the Company, which, in the reasonable opinion of the board of directors of the Company would not be appropriate for disclosure during that time. In such event, the Company shall

(i) use its best efforts to amend the Registration Statement and/or supplement the related prospectus as necessary and to take all other actions necessary to allow such sales and (ii) notify the Holders promptly after it has determined that such sales are permissible.

              (B)    ASP REGISTRATION.

              (a) FROM AND AFTER THE COMMENCEMENT OF THE INITIAL PUBLIC OFFERING, EACH HOLDER OF ASP REGISTRABLE SECURITIES SHALL HAVE THE RIGHT, UPON WRITTEN NOTICE DELIVERED TO ASP, TO REQUIRE ASP TO prepare and file with the Commission a registration statement (the "ASP REGISTRATION STATEMENT") as a "shelf" registration statement under Rule 415 covering the resale of the number of shares of ASP Registrable Securities equal to the ASP Reserved Amount (as defined in the Securities Purchase Agreement). The ASP Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of ASP Common Stock as may be required to effect exercise of the ASP Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events. ASP will file the ASP Registration Statement on Form S-3 if ASP is eligible to use such form for sales of ASP Registrable Securities by the Holders or, if Form S-3 is not available, on such form as may be available to ASP; PROVIDED, that if the ASP Registration Statement is filed on a form other than Form S-3, ASP will use its best efforts to convert the ASP Registration Statement to Form S-3 as soon as practicable following its eligibility to us Form S-3.

              (e) ASP shall use its best efforts to cause the ASP Registration Statement to become effective as soon as practicable following the filing thereof. ASP shall respond promptly to any and all comments made by the staff of the Commission on the Registration Statement (but in no event later than fifteen (15) Business Days following ASP's receipt thereof), and shall submit to the Commission, within two (2) Business Days after ASP learns that no review of the ASP Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the ASP Registration Statement, as the case may be, a request for acceleration of the effectiveness of the ASP Registration Statement to a time and date not later than forty eight (48) hours after the submission of such request. ASP shall maintain the effectiveness of the ASP Registration Statement until the earlier to occur of (i) the date on which all of the ASP Registrable Securities have been sold pursuant to the ASP Registration Statement and (ii) the date on which all of the remaining ASP Registrable Securities (in the reasonable opinion of counsel to the Holders) may be immediately sold to the public without registration and without regard to the amount of ASP Registrable Securities which may be sold by a Holder thereof at a given time (the period beginning on the commencement of the Initial Public Offering and ending on the earlier of such dates being referred to herein as the "ASP REGISTRATION PERIOD").

       3.     PIGGYBACK REGISTRATION.

              (A)    COMPANY PIGGYBACK REGISTRATION.

              If at any time prior to the expiration of the Registration Period,
(i) the Company proposes to register shares of Common Stock under the Securities Act in connection with the public offering of such shares for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or employee stock award or a registration on Form S-4 under the

Securities Act or any successor or similar form registering stock issuable upon a reclassification, a business combination involving an exchange of securities or an exchange offer for securities of the issuer or another entity, or a registration statement covering the resale of securities issued in connection with a corporate acquisition) (a "PROPOSED REGISTRATION") and
(ii) a registration statement covering the sale of all of the Company Registrable Securities is not then effective and available for sales thereof by the Holders, the Company shall, at such time, promptly give each Holder written notice of such Proposed Registration. Each Holder shall have twenty
(20) days from its receipt of such notice to deliver to the Company a written request specifying the amount of Company Registrable Securities that such Holder intends to sell and such Holder's intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Company Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; PROVIDED, HOWEVER, that the Company shall have the right to postpone or withdraw any registration to which this Section 3 applies without obligation to the Holder. If, in connection with any underwritten public offering for the account of the Company or for shareholders of the Company that have contractual rights to require the Company to register shares of Common Stock, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in the judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Company Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any such exclusion of Company Registrable Securities shall be made pro rata among the Holders seeking to include Company Registrable Securities in the Registration Statement, in proportion to the number of Company Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Company Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Company Registrable Securities; and provided, further, that, after giving effect to the immediately preceding proviso, any exclusion of Company Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. Notwithstanding the foregoing, and in connection with any underwritten public offering, in the event that the managing underwriter(s) thereof impose any limitation on the number of shares of Common Stock which may be included on the Registration Statement, Finova Capital Corporation shall have a priority over the Holders for inclusion in such Registration Statement with respect to 100,000 shares of Common Stock.

              (B)    ASP PIGGYBACK REGISTRATION

              If at any time prior to the expiration of the ASP Registration Period, (i) ASP proposes to register shares of Common Stock under the Securities Act in connection with the public offering of such shares for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or employee stock award or a registration on Form S-4 under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, a business combination involving an exchange of securities or an exchange offer for securities of the issuer or another entity, or a registration statement covering the resale of securities issued in connection with a corporate

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acquisition) (a "PROPOSED ASP REGISTRATION") and (ii) a registration statement covering the sale of all of the ASP Registrable Securities is not then effective and available for sales thereof by the Holders, ASP shall, at such time, promptly give each Holder written notice of such ASP Proposed Registration. Each Holder shall have twenty (20) days from its receipt of such notice to deliver to ASP a written request specifying the amount of ASP Registrable Securities that such Holder intends to sell and such Holder's intended method of distribution. Upon receipt of such request, ASP shall use its best efforts to cause all ASP Registrable Securities which ASP has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; PROVIDED, HOWEVER, that ASP shall have the right to postpone or withdraw any registration to which this Section 3 applies without obligation to the Holder. If, in connection with any underwritten public offering for the account of ASP or for shareholders of ASP that have contractual rights to require ASP to register shares of Common Stock, the managing underwriter(s) thereof shall impose a limitation on the number of shares of ASP Common Stock which may be included in the ASP Registration Statement because, in the judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then ASP shall be obligated to include in such ASP Registration Statement only such limited portion of the ASP Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any such exclusion of ASP Registrable Securities shall be made pro rata among the Holders seeking to include ASP Registrable Securities in the ASP Registration Statement, in proportion to the number of ASP Registrable Securities sought to be included by such Holders; provided, however, that ASP shall not exclude any ASP Registrable Securities unless ASP has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such ASP Registration Statement or are not entitled to pro rata inclusion with the ASP Registrable Securities; and provided, further, that, after giving effect to the immediately preceding proviso, any exclusion of ASP Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the ASP Registration Statement.

       4.     OBLIGATIONS OF THE COMPANY.

              In addition to performing its obligations hereunder, including without limitation those pursuant to paragraphs 2(A) above, the Company shall:

              (a) promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement, or file such new Registration Statement or Statements, as may be necessary (i) to comply with the provisions of the Securities Act, (ii) in the event that the Company is unable to include in the Registration Statement filed pursuant to paragraph 2(A) above all of the Company Registrable Securities required to be included therein pursuant to paragraph 2(A), to cover any such Company Registrable Securities not so included, or (iii) to maintain the effectiveness of the Registration Statement during the Registration Period, or as may be reasonably requested within a reasonable time prior to any proposed sale by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

              (b) secure the listing of all Company Registrable Securities on the Nasdaq National

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Market prior to the date on which the Registration Statement relating to such
Company Registrable Securities becomes effective;

              (c) furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, if any, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Company Registrable Securities;

              (d) use all commercially reasonable efforts to register or qualify the Company Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Company Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

              (e) in the event of an underwritten public offering of the Company Registrable Securities, enter into (together with all Holders proposing to distribute Company Registrable Securities through such underwriting) and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, with the managing underwriter of such offering;

              (f) notify each Holder immediately upon the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

              (g) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

              (h) furnish to each Holder, on the date that such Registration Statement becomes effective, (x) a letter, dated such date, of outside counsel representing the Company (and reasonably acceptable to such Holder) addressed to such Holder, confirming the effectiveness of the Registration Statement and, to the knowledge of such counsel, the absence of any stop order, and (y) in the case of an underwriting, (A) an opinion addressed to the underwriters, dated such date, of such outside counsel, in such form and substance as is required to be given to such underwriters, and (B) a letter addressed to such underwriters, dated such date, from the Company's independent certified public accountants, in such form and substance as is required to be given by the Company's independent certified public accountants to such underwriters;

              (i) provide each Holder and its representatives the opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part;

              (j) permit counsel retained for such purpose by each Holder to review and comment on the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company);

              (k)    refrain during the period of one hundred and eighty
(180) days following the Effective Date from allowing any registration statement covering the Common Stock (other than the Registration Statement(s) required to be filed hereunder) to be declared effective by the Commission, other than a registration statement relating to the issuance or resale of securities pursuant to (i) an employee benefit plan or program duly adopted by the Company; (ii) any options, warrant, convertible securities or rights or agreements to purchase securities of the Company outstanding on the date hereof; (iii) any firm-commitment underwritten public offerings of securities; (iv) any security issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination; (v) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company; (vi) shares of Common Stock issued upon conversion of the Preferred Shares or exercise of the Closing Warrant; (vii) any securities issued pursuant to any equipment leasing arrangement or debt financing from a bank or similar financial institution; or (viii) any securities issued in connection with strategic transactions involving the Company and other entities, including (A) joint ventures, manufacturing, marketing or distribution arrangements or (B) technology transfer or development arrangements; provided, that the primary purpose of such transaction is not the raising of capital. and

              (l) in the event that the number of shares available under the Registration Statement filed by the Company hereunder is insufficient during any period of three (3) consecutive trading days to cover 125% of the Company Registrable Securities then issued or issuable (such number to be determined using the Conversion Price or exercise price in effect on such dates and without regard to any restriction on the ability to a Holder to convert Preferred Shares or exercise the Warrants as of such dates) the Company shall promptly amend the Registration Statement or file a new registration statement, in any event as soon as practicable, but not later than the tenth (10th) Business Day following notice from such Holder of the occurrence of such event, so that the Registration Statement or such new registration statement covers no less than 150% of the Company Registrable Securities then issued or issuable. Any Registration Statement filed pursuant to this paragraph 4 shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares or exercise of the Warrants in full. Unless and until such amendment or new Registration Statement becomes effective, each Holder shall have the rights described in
Section 2 above.

       5A.    OBLIGATIONS OF ASP.

              In addition to performing its obligations hereunder, including without limitation those pursuant to paragraphs 2(B) above, ASP shall:

              (b) promptly prepare and file with the Commission such amendments and supplements to the ASP Registration Statement and the prospectus used in connection with the ASP Registration Statement, or file such new ASP Registration Statement or Statements, as may be necessary (i) to comply with the provisions of the Securities Act, (ii) in the event that ASP is unable to include in the ASP Registration Statement filed pursuant to paragraph 2(B) above all of the ASP Registrable Securities required to be included therein pursuant to paragraph 2(B), to cover any such ASP Registrable Securities not so included, or (iii) to maintain the effectiveness of the ASP Registration Statement during the ASP Registration Period, or as may be reasonably requested within a reasonable time prior to any proposed sale by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

              (b) secure the listing of all ASP Registrable Securities on the Nasdaq National Market prior to the date on which the ASP Registration Statement relating to such ASP Registrable Securities becomes effective;

              (c) furnish to each Holder such number of copies of the prospectus included in such ASP Registration Statement, including a preliminary prospectus, if any, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's ASP Registrable Securities;

              (d) use all commercially reasonable efforts to register or qualify the ASP Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the ASP Registrable Securities in such jurisdictions; provided that ASP shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

              (e) in the event of an underwritten public offering of the ASP Registrable Securities, enter into (together with all Holders proposing to distribute ASP Registrable Securities through such underwriting) and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to ASP, with the managing underwriter of such offering;

              (f) notify each Holder immediately upon the occurrence of any event as a result of which the prospectus included in such ASP Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

              (g) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such ASP Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

              (h) furnish to each Holder, on the date that such ASP Registration Statement becomes effective, (x) a letter, dated such date, of outside counsel representing ASP (and reasonably acceptable to such Holder) addressed to such Holder, confirming the effectiveness of the ASP Registration Statement and, to the knowledge of such counsel, the absence of any stop order, and (y) in the case of an underwriting, (A) an opinion addressed to the underwriters, dated such date, of such outside counsel, in such form and substance as is required to be given to such underwriters, and (B) a letter addressed to such underwriters, dated such date, from ASP's independent certified public accountants, in such form and substance as is required to be given by ASP's independent certified public accountants to such underwriters;

              (i) provide each Holder and its representatives the opportunity to conduct a reasonable inquiry of ASP's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part;

              (j) permit counsel retained for such purpose by each Holder to review and comment on the ASP Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission and ASP's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by ASP);

              (k) refrain during the period of one hundred and eighty (180) days following the date on which the ASP Registration Statement is declared effective by the Commission from allowing any registration statement covering the ASP Common Stock (other than the ASP Registration Statement(s) required to be filed hereunder) to be declared effective by the Commission, other than a registration statement relating to the issuance or resale of securities pursuant to (i) an employee benefit plan or program duly adopted by ASP; (ii) any options, warrant, convertible securities or rights or agreements to purchase securities of ASP outstanding on the date hereof; (iii) any public offerings of securities; (iv) any security issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination; (v) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by ASP; (vi) shares of Common Stock issued upon exercise of the ASP Warrant; (vii) any securities issued pursuant to any equipment leasing arrangement or debt financing from a bank or similar financial institution; or
(viii) any securities issued in connection with strategic transactions involving ASP and other entities, including (A) joint ventures, manufacturing, marketing or distribution arrangements or (B) technology transfer or development arrangements; provided, that the primary purpose of such transaction is not the raising of capital; and

              (m) in the event that the number of shares available under the ASP Registration Statement filed by ASP hereunder is insufficient during any period of three (3) consecutive trading days to cover 125% of the ASP Registrable Securities then issued or issuable (such number to be determined using the exercise price in effect on such dates and without regard to any restriction on the ability to a Holder to exercise the ASP Warrant as of such dates), ASP shall promptly amend the ASP Registration Statement or file a new registration statement, in any event as soon as practicable, but not later than the tenth (10th) Business Day following notice from such Holder of the occurrence of such event, so that the Registration Statement or such new registration statement covers no less than 150% of the Registrable Securities then issued or issuable. Any ASP Registration Statement filed pursuant to this paragraph 4A shall state that, to the extent permitted by Rule 416 under the Securities Act, such ASP Registration Statement also covers such indeterminate number of additional shares of ASP Common Stock as may become issuable upon exercise of the ASP Warrants in full.

       6.     OBLIGATIONS OF EACH HOLDER.

       In connection with the registration of the Registrable Securities pursuant to the Registration Statement or the ASP Registration Statement, as the case may be, each Holder shall:

              (a) furnish to the Registrant in writing such information regarding itself and the intended method of disposition of Registrable Securities as the Registrant shall reasonably request in order to effect the registration thereof;

              (b) upon receipt of any notice from the Registrant of the happening of any event of the kind described in paragraphs 4(f) or 4(g) (or 4A(f) or 4A(g) or of the imposition of a Blackout Period pursuant to paragraph 2(d), immediately discontinue any sale or other disposition of Registrable Securities pursuant to the applicable Registration Statement until the filing of an amendment or supplement as described in paragraph 4(f) (or 4A(f)) or withdrawal of the stop order referred to in paragraph 4(g) (or 4A(g));

              (c) in the event of an underwritten offering of the Registrable Securities, enter into a customary and reasonable underwriting agreement and execute such other documents as the managing underwriter for such offering may reasonably request;

              (d) to the extent required by applicable law, deliver a prospectus to the purchaser of Registrable Securities;

              (e) notify the Registrant when it has sold all of the Registrant's Registrable Securities theretofore held by it; and

              (f) promptly notify the Registrant in the event that any information supplied by such Holder in writing for inclusion in the applicable Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing.

       7.     INDEMNIFICATION.

       In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

              (a) To the extent permitted by law, the Registrant shall indemnify and hold harmless each Holder, the officers, directors, employees and agents of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "LOSSES"), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus, if any, or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of paragraph 6(c) below, the Registrant will reimburse such Holder, and each such officer, director, employee, agent or controlling person for any legal or other expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Registrant (which consent shall not be unreasonably withheld), nor shall the Registrant be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon and in conformity with written information furnished by such person expressly for use in such Registration Statement; and provided, further, that the Registrant shall not be required to indemnify any person to the extent that any Loss results from such person selling Registrable Securities (i) to a person to whom there was not sent or given, at or prior to the written confirmation of the sale of such shares, a copy of the prospectus, as most recently amended or supplemented, if the Registrant has previously furnished or made available copies thereof or (ii) during any period following written notice by the Registrant to such Holder of an event described in paragraph 4(f) or 4(g) (or paragraph 4A(f) or 4A(g)) or pursuant to paragraph 2(d).

              (b) To the extent permitted by law, each Holder, acting severally and not jointly, shall indemnify and hold harmless the Registrant, the officers, directors, employees, agents and representatives of the Registrant, and each person, if any, who controls the Registrant within the meaning of the Securities Act or the 1934 Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon and in conformity with written information furnished by such Holder expressly for use in such Registration Statement; and such Holder will reimburse any legal or other expenses as reasonably incurred by the Registrant and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this paragraph 6(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by such Holder under the Registration Statement.

              (c)    Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

              (d) In the event that the indemnity provided in paragraph 6(a) or 6(b) is unavailable or insufficient to hold harmless an indemnified party for any reason, the Registrant and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Registrant or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Registrant and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Registrant or by such Holder. The Registrant and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph 6(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any person who is not guilty of fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee or agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Registrant within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee or agent of the Registrant shall have the same rights to contribution as the Registrant, subject in each case to the applicable terms and conditions of this paragraph 6(d).

              (e) The obligations of the Registrant and each Holder under this Section 6 shall survive the conversion of the Preferred Shares and exercise of the Warrants in full, the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

       8.     REPORTS.

              With a view to making available to each Holder the benefits of Rule 144 under the Securities Act ("Rule 144") and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company or ASP, as the case may be, to the public without registration, the applicable Registrant agrees to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144;

              (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the 1934 Act; and

              (c) furnish to such Holder, so long as such Holder owns any of such Registrant's Registrable Securities, forthwith upon written request (i) a written statement by the Registrant, if true, that it has complied with the reporting requirements of Rule 144, and the 1934 Act, (ii) to the extent not publicly available through the Commission's EDGAR database, a copy of the most recent annual or quarterly report of the Registrant and such other reports and documents so filed by the Registrant, and (iii) such other information as may be reasonably requested in availing such Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

       9.     MISCELLANEOUS.

              (a) EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions and fees and expenses of counsel to the Holders, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the applicable Registrant, and the fees and disbursements incurred in connection with the opinion and letter described in paragraph 4(h) and in paragraph 4A(h) hereof, shall be borne by the applicable Registrant.

              (b) AMENDMENT; WAIVER. Any provision of this Agreement may be amended only pursuant to a written instrument executed by the Company, ASP and the Holders of a majority of the Registrable Securities (assuming conversion of all of the Preferred Shares and exercise in full of the Warrants in each case without regard to any limitation on such conversion or exercise). Any waiver of the provisions of this Agreement may be made only pursuant to a written instrument executed by the party against whom enforcement is sought. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, the Company and ASP. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

              (c) NOTICES. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the day actually received after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

              If to the Company or ASP:

              Aspeon, Inc.
              17891 Cartwright Road
              Irvine, California 92614
              Tel:   (949) 440-8000
              Fax:   (949) 440-8088
              Attention:   Chief Financial Officer

              WITH A COPY TO:

              Cooley Godward LLP
              4365 Executive Drive
              Suite 1100
              San Diego, California  92121-2128
              Attention:  Jeremy D. Glaser, Esq.
              Tel:   (858) 550-6000
              Fax:   (858) 453-3555

and if to any Holder, to such address as shall be designated by such Holder in writing to the Company.

              (d) TERMINATION. This Agreement shall terminate on the earlier to occur of (a) the end of the Registration Period and (b) the date on which all of the Registrable Securities have been publicly distributed; but any such termination shall be without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination and (ii) the indemnification and contribution obligations under this Agreement.

              (e) ASSIGNMENT. Upon the transfer of Preferred Shares, Warrants or Registrable Securities by a Holder, the rights of such Holder hereunder, solely with respect to the securities so transferred, shall be assigned automatically to the transferee thereof as long as: (i) the Company and ASP are , within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company and ASP to be bound by all of the provisions hereof and (iii) such transfer is made in accordance with the applicable securities laws, the applicable requirements of the Securities Purchase Agreement, the applicable Certificate of Designation or the applicable Warrant, as the case may be; PROVIDED, HOWEVER, that the registration rights granted in this Agreement shall not be transferred to any person or entity that receives any such security pursuant to an effective registration statement under the Securities Act or pursuant to a transaction under Rule 144 or any successor provision thereto.

              (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

              (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof.

       IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

ASPEON, INC.



By: __________________________
       Name:  Richard P. Stack
       Title:  Chief Executive Officer


ASPEON SOLUTIONS, INC.


By: __________________________
       Name:  Richard P. Stack
       Title:  Chief Executive Officer



MARSHALL CAPITAL MANAGEMENT, INC.


By: __________________________
         Allan Weine, President